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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                       DATE OF REPORT - DECEMBER 17, 2003
                        (Date of earliest event reported)



                        ALKERMES CLINICAL PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)



       DELAWARE                     0-26758                     043-145043
(State of organization)     (Commission file number)          (IRS employer
                                                          identification number)


                88 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)


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ITEM 5. OTHER EVENTS.


         The Limited Partners of Alkermes Clinical Partners, L.P. met today and approved the termination of Alkermes Clinical Partners, L.P.





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                                   SIGNATURES


     Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: December 17, 2003                Alkermes Clinical Partners, L.P.



                                    By: /s/ James M. Frates
                                        ----------------------------------------
                                        James M. Frates
                                        Chief Financial Officer, Vice President,
                                        Treasurer and Assistant Secretary